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                                                                     EXHIBIT 23a


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As Independent public accountants, we hereby consent to the incorporation of our reports dated February 7, 1997, included in this Form 10-K into the Company's previously filed Registration Statements No. 33-64622 on Form S-8, No. 33-64624 on Form S-8 and No. 33-76764 on Form S-8.



                                        ARTHUR ANDERSEN LLP

Portland, Oregon,
     March 17, 1997